PROSPECTUS SUPPLEMENT -- June 6, 2002*

IDS Life Variable Annuity Fund A (May 1, 2002) S-6164 M (5/02)
IDS Life Variable Annuity Fund B (May 1, 2002) S-6165 M (5/02)

The "Portfolio Manager" section for IDS Life Variable Annuity Fund A has been revised as follows:

Doug Chase, portfolio manager, joined AEFC in 2002. He is portfolio manager of AXP Large Cap Equity Fund, IDS Life Variable Annuity Fund B and AXP Variable Portfolio - Capital Resource Fund. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Export and Multinational Fund and was a member of the team that managed several other funds. He joined Fidelity Investments in 1992. Doug has a BA in economics from the University of California and an MBA from the University of Michigan-Ann Arbor.

The "Portfolio Manager" section for IDS Life Variable Annuity Fund B has been revised as follows:

Doug Chase, portfolio manager, joined AEFC in 2002. He is portfolio manager of AXP Large Cap Equity Fund, IDS Life Variable Annuity Fund A and AXP Variable Portfolio - Capital Resource Fund. Prior to joining AEFC, he worked as an analyst and portfolio manager at Fidelity Investments where he managed the Fidelity Export and Multinational Fund and was a member of the team that managed several other funds. He joined Fidelity Investments in 1992. Doug has a BA in economics from the University of California and an MBA from the University of Michigan-Ann Arbor.


S-6164-21 A (6/02)
*Valid until next prospectus update.

Destroy May 1, 2003